Exhibit 99.1
For Release February 26, 2015
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.986.5493
junderwood@infoblox.com
Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports Second Quarter of Fiscal 2015 Results
Company Reports Record Revenue

SANTA CLARA, Calif., February 26, 2015 — Infoblox (NYSE:BLOX), the network control company, today reported its financial results for its second fiscal quarter ended January 31, 2015. Total net revenue for the second quarter of fiscal 2015 was a record $74.3 million, an increase of 22.0% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $7.0 million, or $0.13 net loss per fully diluted share, for the second quarter of fiscal 2015, compared with a net loss of $4.4 million, or $0.08 net loss per fully diluted share, for the second quarter of fiscal 2014.
The Company reported non-GAAP net income of $5.3 million, or $0.09 diluted net income per share on a non-GAAP weighted-average share basis, for the second quarter of fiscal 2015, compared with non-GAAP net income of $6.6 million, or $0.11 diluted net income per share on a non-GAAP weighted-average share basis, for the second quarter of fiscal 2014. The GAAP to non-GAAP reconciling items for the second quarters of fiscal years 2015 and 2014 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.

“We are very pleased with our second quarter financial results and our ability to deliver strong product revenue growth,” said Jesper Andersen, president and chief executive officer of Infoblox. “In the quarter, strengthening demand for our DDI, security and cloud solutions drove both year-over-year and sequential revenue growth in all three geographic regions. We also experienced a strong quarter from a new customer acquisition standpoint and added approximately 250 customers. As we look forward, we believe the company is well positioned to build on the momentum that was generated in the first two quarters of the fiscal year.”

Financial Outlook
Infoblox announced its outlook of anticipated results for the third quarter ending April 30, 2015. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the third fiscal quarter ending April 30, 2015, the Company currently expects:
•Total net revenue in the range of $74 million to $76 million;
•Non-GAAP gross margin to be in the range of 78% to 79%;
•Non-GAAP operating margin in the range of 5.5% to 6.5%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.06 to $0.08, assuming approximately 60 million shares on a non-GAAP diluted weighted-average share basis.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide third fiscal quarter 2015 estimates for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Income tax adjustment: For purposes of calculating non-GAAP net income and non-GAAP EPS, our interim U.S. income tax provision is recognized based on the percentage of year-to-date non-GAAP pre-tax income (loss) over projected fiscal 2015 non-GAAP pre-tax income (loss).
Acquisition related expenses: Acquisition related expenses may include transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, and the write-down of certain acquired in-progress research and development intangibles. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses with income taxes adjusted to reflect our estimated effective tax rate on a non-GAAP basis. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, February 26, 2015 at 1:30 p.m. PST/4:30 p.m. EST to discuss its fiscal second quarter 2015 financial results. To access the call, investors may dial 877-209-9922 (domestic) or 612-332-1210 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available to the company’s website and a taped reply will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 352890.
About Infoblox
Infoblox (NYSE:BLOX) delivers network control solutions, the fundamental technology that connects end users, devices, and networks. These solutions enable more than 7,900 enterprises and service providers to transform, secure, and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase security, accuracy, and uptime. Infoblox (www.infoblox.com) is headquartered in Santa Clara, California and has operations in over 25 countries.

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Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotation attributable to Mr. Andersen and the statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter; changes in demand for automated network control solutions; the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of February 26, 2015, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this February 26, 2015 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	January 31, 2015	October 31, 2014	January 31, 2014	January 31, 2015	January 31, 2014
Net revenue:
Products and licenses	$37,917	$31,508	$31,565	$69,425	$67,527
Services	36,387	35,211	29,317	71,598	56,876
Total net revenue	74,304	66,719	60,882	141,023	124,403
Cost of revenue:
Products and licenses	8,787	7,467	7,086	16,254	14,973
Services	7,491	7,467	6,633	14,958	12,454
Total cost of revenue	16,278	14,934	13,719	31,212	27,427
Gross profit	58,026	51,785	47,163	109,811	96,976
Operating expenses:
Research and development	15,504	14,570	11,844	30,074	23,444
Sales and marketing	39,788	38,455	32,854	78,243	65,985
General and administrative	9,355	7,960	6,848	17,315	13,834
Total operating expenses	64,647	60,985	51,546	125,632	103,263
Loss from operations	(6,621)	(9,200)	(4,383)	(15,821)	(6,287)
Other expense, net	(590)	(190)	(103)	(780)	(204)
Loss before provision for (benefit from) income taxes	(7,211)	(9,390)	(4,486)	(16,601)	(6,491)
Provision for (benefit from) income taxes	(200)	820	(92)	620	452
Net loss	$(7,011)	$(10,210)	$(4,394)	$(17,221)	$(6,943)
Net loss per share - basic and diluted	$(0.13)	$(0.18)	$(0.08)	$(0.31)	$(0.13)
Weighted-average shares used in computing basic and diluted net loss per share	56,087	55,371	53,284	55,729	52,779

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	January 31, 2015	October 31, 2014	January 31, 2014	January 31, 2015	January 31, 2014
Gross Profit Reconciliation:
GAAP gross profit	$58,026	$51,785	$47,163	$109,811	$96,976
Stock-based compensation expense	1,201	1,203	960	2,404	1,664
Amortization of intangible assets	290	290	276	580	530
Non-GAAP gross profit	$59,517	$53,278	$48,399	$112,795	$99,170
Gross Margin Reconciliation:
GAAP gross margin	78.1%	77.6%	77.5%	77.9%	78.0%
Stock-based compensation expense	1.6	1.8	1.6	1.7	1.3
Amortization of intangible assets	0.4	0.5	0.4	0.4	0.4
Non-GAAP gross margin	80.1%	79.9%	79.5%	80.0%	79.7%
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(6,621)	$(9,200)	$(4,383)	$(15,821)	$(6,287)
Stock-based compensation expense	12,117	12,222	10,424	24,339	19,465
Amortization of intangible assets	617	617	603	1,234	1,184
Non-GAAP operating income	$6,113	$3,639	$6,644	$9,752	$14,362
Operating Margin Reconciliation:
GAAP operating margin	(8.9%)	(13.8%)	(7.2%)	(11.2%)	(5.1%)
Stock-based compensation expense	16.3	18.4	17.1	17.3	15.6
Amortization of intangible assets	0.8	0.9	1.0	0.9	1.0
Non-GAAP operating margin	8.2%	5.5%	10.9%	7.0%	11.5%
Net Income (Loss) Reconciliation:
GAAP net loss	$(7,011)	$(10,210)	$(4,394)	$(17,221)	$(6,943)
Stock-based compensation expense	12,117	12,222	10,424	24,339	19,465
Amortization of intangible assets	617	617	603	1,234	1,184
Income tax adjustment	(457)	335	—	(122)	—
Non-GAAP net income	$5,266	$2,964	$6,633	$8,230	$13,706

Non-GAAP EPS	$0.09	$0.05	$0.11	$0.14	$0.24
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net loss per share	56,087	55,371	53,284	55,729	52,779
Additional dilutive securities for non-GAAP income	2,372	1,299	4,547	1,838	5,032
Weighted-average shares used in calculating non-GAAP diluted net income per share	58,459	56,670	57,831	57,567	57,811

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	January 31, 2015	July 31, 2014
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$94,234	$78,535
Short-term investments	205,628	191,316
Accounts receivable, net	38,893	36,420
Inventory	7,612	6,345
Prepaid expenses and other current assets	8,902	7,506
Total current assets	355,269	320,122
Property and equipment, net	18,771	18,785
Restricted cash	3,518	3,516
Intangible assets, net	2,862	4,096
Goodwill	33,293	33,293
Other assets	1,432	756
TOTAL ASSETS	$415,145	$380,568
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$15,855	$15,648
Accrued compensation	16,444	13,197
Deferred revenue, net	92,837	81,964
Total current liabilities	125,136	110,809
Deferred revenue, net	38,515	34,149
Other liabilities	5,946	6,314
TOTAL LIABILITIES	169,597	151,272
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 56,525 shares and 55,065 shares issued and outstanding as of January 31, 2015 and July 31, 2014	6	6
Additional paid-in capital	399,210	365,833
Accumulated other comprehensive income (loss)	12	(84)
Accumulated deficit	(153,680)	(136,459)
TOTAL STOCKHOLDERS’ EQUITY	245,548	229,296
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$415,145	$380,568

(a) Derived from the July 31, 2014 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended January 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,221)	$(6,943)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	24,339	19,465
Depreciation and amortization	4,437	4,320
Excess tax benefits from employee stock plans	(241)	(124)
Other	1,552	319
Changes in operating assets and liabilities:
Accounts receivable, net	(2,473)	5,191
Inventory	(1,267)	(919)
Prepaid expenses, other current assets and other assets	(907)	640
Accounts payable and accrued liabilities	553	1,619
Accrued compensation	3,247	(3,075)
Deferred revenue, net	15,239	12,362
Other liabilities	(430)	(375)
Net cash provided by operating activities	26,828	32,480
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(56,316)	(68,813)
Proceeds from maturities of short-term investments	40,880	40,160
Proceeds from sales of short-term investments	1,001	—
Purchases of property and equipment	(3,299)	(3,725)
Business acquisition	—	(1,000)
Net cash used in investing activities	(17,734)	(33,378)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	7,633	13,976
Excess tax benefits from employee stock plans	241	124
Net cash provided by financing activities	7,874	14,100

Effect of foreign exchange rate changes on cash and cash equivalents	(1,269)	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	15,699	13,202
CASH AND CASH EQUIVALENTS—Beginning of period	78,535	69,828
CASH AND CASH EQUIVALENTS—End of period	$94,234	$83,030
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$378	$214
Cash paid for income taxes, net	$138	$229
Restricted stock units released in connection with business acquisition	$—	$573